SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2004

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2004-2

(Issuer with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-114297	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (816) 237-7000

No Change

(Former name or former address, if changed since last report)

Item 5. Other Events

The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included in, or as exhibits to, the following documents filed by Financial Security Assurance Holdings Ltd. with the Securities and Exchange Commission, are hereby incorporated by reference in the Prospectus Supplement of the Registrant:

(a) Annual Report on Form 10K for the year ended December 31, 2003; and

(b) Quarterly Report on Form 10Q for the period ended March 31,2004 (unaudited).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Financial Security Assurance Inc. and Subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVASTAR MORTGAGE FUNDING CORPORATION

By:	/s/ Matt Kaltenrieder
Name:	Matt Kaltenrieder
Title:	Vice President

Dated: June 10, 2004

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Financial Security Assurance Inc. and Subsidiaries.